AUDITORS' REPORT




To the Board of Directors and Stockholders of Skelgas Propane, Inc.:

We have audited the consolidated balance sheets of Skelgas Propane, Inc. as at December 31, 1995 and 1994 and the consolidated statements of loss and accumulated deficit and cash flows for the year ended December 31, 1995. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform and audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1995 and 1994 the results of its operations and its cash flows for the year ended December 31, 1995 in accordance with accounting principles generally accepted in the United States of America.





DELOITTE & TOUCHE
Chartered Accountants

Markham, Canada
April 15, 1996

                      Consolidated Financial Statements of


                              SKELGAS PROPANE, INC.


                                December 31, 1995

SKELGAS PROPANE, INC.
Consolidated Balance Sheet
December 31, 1995 and 1994

_________________________________________________________________________________________________
(U.S. dollars)                                                          1995                 1994
_________________________________________________________________________________________________
Assets
Current assets:
     Cash                                                         $  3,490,359      $  3,132,411
     Trade accounts receivable (net of allowance                     7,516,865         5,867,971
        for doubtful accounts of $285,760; 1994 - $267,800)
     Other receivables                                                 437,564         1,025,172
     Current environmental costs recoverable (note 2)                  319,138           181,669
     Receivable from related companies (note 3)                      1,559,619         3,497,933
     Inventories (note 4)                                            8,630,846         6,937,849
     Prepaid expenses                                                1,134,563         1,604,979
_________________________________________________________________________________________________
                                                                    23,088,954        22,247,984

Environmental costs recoverable (note 2)                               686,243           135,603

Appliances on rental, at cost
     less accumulated depreciation                                     574,128           623,834

Property, plant and equipment (note 5)                              51,816,208        53,419,549

Other assets (note 6)                                                9,733,804        61,689,733

_________________________________________________________________________________________________
                                                                  $ 85,899,337      $138,116,703
_________________________________________________________________________________________________

Liabilities and Stockholder's Equity
Current liabilities:
     Accounts payable                                            $   3,001,730      $  3,621,461
     Accrued liabilities                                             6,638,518         4,556,075
     Accrued environmental liability (note 2)                          561,022           330,015
     Income and other taxes payable                                    424,913           399,097
     Current portion of long-term debt (note 7)                         52,938            52,350
_________________________________________________________________________________________________
                                                                    10,679,121         8,958,998

Long-term debt (note 7)                                                 18,377            70,771

Stockholder's equity:
     Preferred stock, $1.00 par value, 100,000
        shares authorized, none issued or
        outstanding                                                          -                 -
     Common stock, $1,000.00 par value,
        200,000 shares authorized, 155,000
        shares issued and outstanding                              155,000,000       155,000,000
     Accumulated deficit                                           (79,798,161)      (25,913,066)
_________________________________________________________________________________________________
                                                                    75,201,839       129,086,934

_________________________________________________________________________________________________
                                                                  $ 85,899,337      $138,116,703
_________________________________________________________________________________________________


SKELGAS PROPANE, INC.
Consolidated Statement of Loss and Accumulated Deficit
Year ended December 31, 1995

_________________________________________________________________________________________________
(U.S. dollars)                                                                             1995
_________________________________________________________________________________________________
Revenues                                                                           $ 75,230,313

Cost of products sold (including depreciation
       of $162,516)                                                                  39,897,582
_________________________________________________________________________________________________

                                                                                     35,332,731

Expenses:
       Operating and overhead                                                        26,288,549
       Selling                                                                        2,056,836
       General and administrative                                                     3,090,539
       Interest and foreign exchange adjustments                                         18,033
       Depreciation and amortization (note 8)                                        57,472,523
_________________________________________________________________________________________________
                                                                                     88,926,480
_________________________________________________________________________________________________


Loss before income taxes                                                            (53,593,749)

Income taxes (note 9)                                                                   291,346
_________________________________________________________________________________________________

Loss for the year                                                                   (53,885,095)

Accumulated Deficit at beginning of year                                            (25,913,066)

_________________________________________________________________________________________________
Accumulated Deficit at end of year                                                 $(79,798,161)
_________________________________________________________________________________________________

SKELGAS PROPANE, INC.
Consolidated Statement of Cash Flows
Year ended December 31, 1995

_________________________________________________________________________________________________
(U.S. dollars)                                                                              1995
_________________________________________________________________________________________________
Cash provided by (used for):

Operations:
       Loss for the year                                                            $(53,885,095)
       Items not involving cash:
            Depreciation and amortization                                             57,635,039
_________________________________________________________________________________________________
                                                                                       3,749,944
       Change in non-cash operating working capital                                      685,873
_________________________________________________________________________________________________
                                                                                       4,435,817
_________________________________________________________________________________________________

Financing:
       Repayment of long-term debt                                                       (51,806)
_________________________________________________________________________________________________
                                                                                         (51,806)
_________________________________________________________________________________________________

Investments:
       Proceeds from disposals of property,
            plant and equipment                                                          384,615
       Purchases of property, plant and equipment                                     (4,297,868)
       Purchases of appliances on rental                                                (112,810)
_________________________________________________________________________________________________
                                                                                      (4,026,063)
_________________________________________________________________________________________________

Increase in cash position                                                                357,948

Cash at beginning of year                                                              3,132,411

_________________________________________________________________________________________________
Cash at end of year                                                                  $ 3,490,359
_________________________________________________________________________________________________

_________________________________________________________________________________________________

Supplemental disclosure of cash flow information
       Income taxes paid                                                             $   277,785
       Interest paid                                                                 $     6,311
_________________________________________________________________________________________________

SKELGAS PROPANE, INC.
Notes to Consolidated Financial Statements

December 31, 1995
_______________________________________________________________________________



Skelgas Propane, Inc. (the Company), incorporated under the laws of Delaware, has as its principal business activity the marketing of propane. The Company is a wholly-owned subsidiary of Superior Propane Inc. (the Parent) incorporated under the laws of Canada.

1.       Summary of significant accounting policies:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company's significant accounting policies are as follows:

         Basis of consolidation:

         The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

         Inventories:

         Inventories of propane are valued at the lower of cost and market determined on the basis of net realizable value. Inventories of appliances, materials and supplies are stated at the lower of cost and market value determined on the basis of replacement cost or net realizable value. Cost is determined on the first-in, first-out (FIFO) method.

         Appliances on rental:

         Appliances on rental are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis, generally over a period of six years.

         Property, plant and equipment:

         Property, plant and equipment are recorded at cost and depreciated over the estimated useful service life using the straight line method except for loaned dispensers which use the declining balance method at an annual rate of 10%. Property, plant and equipment are evaluated periodically, and if conditions warrant, an impairment is recorded. The estimated useful life of major asset classes are:
                  Buildings                          20 years
                  Propane marketing equipment        7 - 20 years

SKELGAS PROPANE, INC.
Notes to Consolidated Financial Statements

December 31, 1995
_______________________________________________________________________________


         Goodwill:

         Goodwill and non-compete agreements are recorded at cost less accumulated amortization. Non-compete agreements are amortized on a straight line basis over 10 years. Effective January 1, 1993, the Company revised the amortization period for goodwill from 40 years to 20 years prospectively. Goodwill is evaluated periodically, and if conditions warrant, an impairment is recorded.

         Income taxes:

         The Company follows Statement of Financial Accounting Standards (SFAS) No. 109 - "Accounting for Income Taxes". This Statement requires the liability method of accounting for income taxes. The Company has established valuation reserves on the deferred tax asset related to the net operating loss carryforwards.

         Environmental Remediation:

         The Company accrues environmental remediation costs for work at identified sites where an assessment has indicated that cleanup costs are probable and reasonably estimable. Such accruals are based on currently available facts, estimated timing of remedial actions, existing technology and presently enacted laws and regulations. The accruals are routinely reviewed as events and developments warrant.

2.      Accrued environmental liability and costs recoverable:

         The Company is subject to federal, state and local laws regulating environmental remediation. These laws result in loss contingencies for remediation at some of the Company's current locations as well as third party or formerly owned facilities. The estimated costs for restoration and remediation of these locations was accrued separately in the amount of $561,022 (1994 - $330,015). Realization of claims from governmental authorities for recovery of costs incurred in respect of environmental liabilities totalling $1,005,381 at December 31, 1995 (1994 - $317,272)
         will be recovered between 1996 and 1999.

3.      Related party transactions:

        The Company buys propane from an affiliate. During the year, such purchases amounted to $7,696,773.

SKELGAS PROPANE, INC.
Notes to Consolidated Financial Statements

December 31, 1995
_______________________________________________________________________________

3.      Related party transactions (continued):

        The company received administrative services which are provided by the Parent for which it pays a fee. The charge for these services is based on a reasonable estimation of the time and effort spent by the the Parent's various corporate office groups to provide services to the Company. For the year ended December 31, 1995, the fees were $2,170,072.

        In addition, certain other transactions are entered into with affiliated companies. The receivable from the affiliates was $1,559,619 (1994 - $3,497,933).

4.      Inventories:
__________________________________________________________________________________________________________
                                                                                  1995                1994
__________________________________________________________________________________________________________
Propane                                                                       $5,790,211       $4,215,443
Appliances                                                                     1,777,809        1,842,690
Materials and supplies                                                         1,062,826          879,716
__________________________________________________________________________________________________________

                                                                              $8,630,846       $6,937,849
__________________________________________________________________________________________________________

5.      Property, plant and equipment:
__________________________________________________________________________________________________________

                                                                1995                                  1994
__________________________________________________________________________________________________________
                                                           Accumulated
                                                           Depreciation             Net                Net
                                                                    and            Book               Book
                                                      Cost Amortization           Value              Value
__________________________________________________________________________________________________________

        Land                              $ 3,605,798       $        -       $ 3,605,798       $ 3,611,415
        Buildings                           6,958,062         2,715,773        4,242,289         4,322,885
        Propane marketing
           equipment                       84,154,952        40,186,831       43,968,121        45,485,249
__________________________________________________________________________________________________________

                                          $94,718,812       $42,902,604      $51,816,208       $53,419,549
__________________________________________________________________________________________________________

SKELGAS PROPANE, INC.
Notes to Consolidated Financial Statements

December 31, 1995
_______________________________________________________________________________

6.      Other assets:
__________________________________________________________________________________________________________
                                                                                   1995               1994
__________________________________________________________________________________________________________


        Goodwill (net of accumulated amortization of
        $59,835,876; 1994 - $9,289,725)                                      $2,354,026        $52,900,177
        Non-compete agreements (net of accumulated
           amortization of $8,834,052; 1994 - $6,749,683)                     7,379,778          8,789,556
__________________________________________________________________________________________________________

                                                                             $9,733,804        $61,689,733
__________________________________________________________________________________________________________


         In the last quarter of 1995, the Company changed its method of evaluating goodwill from a cost recovery method based on a 10 year discounted cash flow to a net realizable value method. This change was a result of the Parent's decision to divest its interest in the Company. This necessitated a write down of the goodwill in the amount of $47,612,072, which is included as part of the amortization of goodwill in 1995 as set out in note 8.

7.      Long-term debt:
__________________________________________________________________________________________________________

                                                                                   1995               1994
__________________________________________________________________________________________________________
        Notes payable for non-compete agreements                                  $71,315         $123,121

        Less: Current portion of long-term debt                                    52,938           52,350
__________________________________________________________________________________________________________

                                                                                  $18,377         $ 70,771
__________________________________________________________________________________________________________

8.      Depreciation and amortization:
__________________________________________________________________________________________________________

                                                                                                      1995
__________________________________________________________________________________________________________
        Depreciation                                                                           $ 5,690,165
        Amortization of goodwill                                                                50,546,151
        Amortization of non-compete agreements                                                   1,409,778
        Gain on disposal of property, plant
               and equipment                                                                     (173,571)
__________________________________________________________________________________________________________
                                                                                               $57,472,523
__________________________________________________________________________________________________________

SKELGAS PROPANE, INC.
Notes to Consolidated Financial Statements

December 31, 1995
_______________________________________________________________________________

9.      Income taxes

        The provision for income taxes includes the following:
__________________________________________________________________________________________________________
                                                                                                      1995
__________________________________________________________________________________________________________
        Current taxes:
              Federal                                                                             $   -
              State                                                                                291,346
__________________________________________________________________________________________________________
        Total current taxes                                                                        291,346
__________________________________________________________________________________________________________
        Deferred taxes                                                                                -
__________________________________________________________________________________________________________
        Total income taxes                                                                        $291,346
__________________________________________________________________________________________________________
        The  provision  for income  taxes  differs  from  applying  the  federal statutory  income tax rate of 34 percent to the loss before income taxes as follows:
__________________________________________________________________________________________________________
                                                                                                      1995
__________________________________________________________________________________________________________
        Statutory federal rate                                                                      (34.0)%
        Goodwill                                                                                     33.0%
        Other                                                                                         1.5%
__________________________________________________________________________________________________________
        Effective income tax rate                                                                     0.5%
__________________________________________________________________________________________________________

SKELGAS PROPANE, INC.
Notes to Consolidated Financial Statements

December 31, 1995
_______________________________________________________________________________

9.      Income taxes (continued)

        The  types and tax  effects  of the  temporary  differences  that  cause significant  portions  of  deferred  tax assets and  liabilities  are as follows:
__________________________________________________________________________________________________________
                                                                                  1995                1994
__________________________________________________________________________________________________________
         Deferred tax assets:
              Net operating loss carryforwards                             $23,966,000         $23,812,000
              Self insurance reserve                                           670,000                -
              Investment tax credits                                           250,000             250,000
              Inventory costs capitalized for tax purposes                     155,000             155,000
              Non deductible allowance for doubtful accounts    114,000        107,000
              Restructuring charge                                                -                190,000
__________________________________________________________________________________________________________

        Total deferred tax assets                                           25,155,000          24,514,000
__________________________________________________________________________________________________________
        Deferred tax liabilities:
              fixed asset basis differences / depreciation                  14,033,000          14,427,000
__________________________________________________________________________________________________________
        Subtotal                                                            11,122,000          10,087,000

        Total valuation allowance                                           11,122,000          10,087,000
__________________________________________________________________________________________________________
        Net deferred tax asset                                             $    -              $     -
__________________________________________________________________________________________________________

        As  at  December  31,  1995,   the  Company  had  net   operating   loss
        carryforwards of approximatly  $60,000,000.  These carryforwards  expire between  1999  and  2008.  Restrictions  on the  utilization  of the net operating  loss  carryforwards  apply as a result  of the  change in the control that occurred upon acquisition of the Company in 1990.

        As at December 31, 1995, the Company has investment tax credit carryforwards of $250,000. These carryforwards expire between 1999 and 2000.

10.     Employee retirement plans:

        Many of the Company's employees are eligible to participate in 401(k) Savings Plans, some of which provide for company matching under various formulas. The Company's matching expense for the plans was $235,051 for the year ended December 31, 1995.

SKELGAS PROPANE, INC.
Notes to Consolidated Financial Statements

December 31, 1995
_______________________________________________________________________________

11.     Financial Instruments:

        Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade receivables. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company's customer base.

        Financial instruments comprise cash, accounts receivable, accounts payable, accrued liabilities, and long-term debt. The fair value of these financial instruments approximates their carrying value.


12.     Operating lease commitments:

        The Company leases buildings and propane marketing equipment under operating leases which expire in various years through 2000.

        Future minimum lease payments by year under operating leases with initial terms or remaining terms of one year or more consisted of the following at December 31, 1995:

        1996                                                   $253,869
        1997                                                    188,436
        1998                                                    185,836
        1999                                                    184,686
        2000                                                    122,059

13.     Contingencies:

        At December 31, 1995, there are a number of lawsuits and claims pending against the Company, the ultimate results of which have been estimated and included in accrued liabilities. Management is of the opinion that these claims are adequately reflected in the consolidated balance sheet of the Company as at December 31, 1995 and that any additional amounts assessed against the Company would not have a material adverse effect upon the consolidated financial position of the Company or the results of its operations.

14.     Subsequent event:

        On March 23, 1996, an agreement to sell the shares of the Company was signed with a prospective acquiror. The transaction is dependent upon regulatory and other approvals, which are expected by April 30, 1996, at which time the transaction is anticipated to close.